Exhibit 99.1

BioScrip Reports Second Quarter 2017 Financial Results

-	Net revenue of $218.1 million, including core product mix of 73.1% compared to 60.3% in the prior year
-	Net loss from continuing operations of $28.7 million, compared to $8.3 million in the prior year, reflecting increased non-cash expenses and interest
-	Adjusted EBITDA of $10.0 million, nearly doubling from the first quarter of 2017
-	Operating Cash Flow of $6.5 million, reflecting $23 million of operational and working capital improvements over the prior year
-	Liquidity of $50.5 million, including $40.5 million of cash, compared to $16.0 million at March 31, 2017
-	Restructuring expenses of $3.9 million, primarily costs related to the ongoing optimization of the Company’s workforce
-	The Company reaffirms EBITDA guidance and updates revenue guidance

DENVER, CO, August 8, 2017 – BioScrip, Inc. (NASDAQ: BIOS) ("BioScrip" or the "Company"), the largest independent national provider of infusion and home care management solutions, today announced its second quarter 2017 financial results. For the second quarter, the Company reported revenue from continuing operations of $218.1 million, net loss from continuing operations of $28.7 million, and adjusted EBITDA of $10.0 million.

“The second quarter of 2017 marks an important milestone for the Company, as our teammates delivered $10 million of adjusted EBITDA, and a year over year operating cash flow improvement of $23 million, driven by core revenue growth and cost and working capital improvements, positioning us to achieve our financial objectives for 2017,” said Daniel E. Greenleaf, President and Chief Executive Officer. “The improvements in EBITDA and operating cash flow, despite Cures Act reimbursement pressures, underscore the progress our team has made on the turnaround to date, and it is only the beginning of the transformation of this organization.”

2017 Guidance

The Company is reiterating its prior guidance of adjusted EBITDA in the range of $45.0 million to $55.0 million for full-year 2017. The Company is updating its revenue outlook for the year to a range of $815.0 million to $835.0 million, including the impact of the revised UnitedHealthcare contract. Additionally, the Company expects to incur restructuring expenses in a range of $11.0 million to $12.0 million, reflecting the ongoing restructuring activity that took place in the second quarter of 2017, and further expenses anticipated in the second half of 2017 primarily related to the impact of the revised UnitedHealthcare contract.

Conference Call and Presentation

BioScrip will host a conference call and live webcast, August 8, 2017, at 9:00 a.m. Eastern Time, to discuss its second quarter 2017 financial results. Interested parties may participate by dialing 888-372-9592 (US) or by accessing a link on the Company's website at www.bioscrip.com.

A replay of the conference call will be available for two weeks after the call's completion by dialing 855-859-2056 (US) and entering conference call ID number 51901836. An audio webcast and archive will also be available for 30 days under the "Investor Relations" section of the Company's website.

About BioScrip, Inc.

BioScrip, Inc. is the largest independent national provider of infusion and home care management solutions, with approximately 2,500 teammates and nearly 80 service locations across the U.S. BioScrip partners with physicians, hospital systems, payors, pharmaceutical manufacturers and skilled nursing facilities to provide patients access to post-acute care services. BioScrip operates with a commitment to bring customer-focused pharmacy and related healthcare infusion therapy services into the home or alternate-site setting. By collaborating with the full spectrum of healthcare professionals and the patient, BioScrip provides cost-effective care that is driven by clinical excellence, customer service, and values that promote positive outcomes and an enhanced quality of life for those it serves.

Investor Contacts:

Stephen Deitsch	David Clair
Chief Financial Officer & Treasurer	ICR, Inc.
T: (720) 697-5200	T: (646) 277-1266
stephen.deitsch@bioscrip.com	david.clair@icrinc.com

Forward-Looking Statements – Safe Harbor

This press release includes statements that may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including the statements regarding 2017 guidance, projections of certain measures of the Company's results of operations, projections of future levels of certain charges and expenses, expectations of Home Solutions cost synergies and incremental cost structure improvements and other statements regarding the Company's financial improvement plan and strategy and anticipated effects of the Cures Act and the UnitedHealthcare contract. You can identify these statements by the fact that they do not relate strictly to historical or current facts. In some cases, forward-looking statements can be identified by words such as "may," "should," "could," "anticipate," "estimate," "expect," "project," "outlook," "aim," "intend," "plan," "believe," "predict," "potential," "continue" or comparable terms. Because such statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those in the forward-looking statements as a result of various factors. Important factors that could cause actual results to differ materially from those in the forward-looking statement include but are not limited to risks associated with: the Company’s ability to successfully integrate the Home Solutions business into its existing businesses; the Company’s ability to grow its core Infusion revenues; the Company's ability to continue to execute its financial improvement plan to reduce operating costs and focus its business on its Infusion Services segment; the Company’s ability to evaluate opportunities for improvement and implement solutions as part of its strategic review process; the Company’s ability to comply with the covenants in its debt agreements or obtain amendments to such covenants; the UnitedHealthcare contract termination, including potential accounting charges and impacts on other contract provisions and their associated revenue; the success of the Company’s initiatives to mitigate the impact of the Cures Act on its business; reductions in federal, state and commercial reimbursement for the Company's products and services; increased government regulation related to the health care and insurance industries; as well as the risks described in the Company's periodic filings with the Securities and Exchange Commission. The Company does not undertake any duty to update these forward-looking statements after the date hereof, even though the Company's situation may change in the future. All of the forward-looking statements herein are qualified by these cautionary statements.

Note Regarding Use of Non-GAAP Financial Measures

In addition to reporting financial information in accordance with generally accepted accounting principles (GAAP), the Company is also reporting Adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be used in isolation or as a substitute or alternative to net income, operating income or any other performance measure derived in accordance with GAAP, or as a substitute or alternative to cash flow from operating activities or a measure of the Company’s liquidity. In addition, the Company's definition of Adjusted EBITDA may not be comparable to similarly titled non-GAAP financial measures reported by other companies. Adjusted EBITDA, as defined by the Company, represents net income before net interest expense, income tax expense, depreciation and amortization, impairment of goodwill, stock-based compensation expense, and restructuring, integration and other expenses. As part of restructuring, the Company may incur significant charges such as the write down of certain long−lived assets, temporary redundant expenses, retraining expenses, potential cash bonus payments and potential accelerated payments or terminated costs for certain of its contractual obligations. Management believes that Adjusted EBITDA provides useful supplemental information regarding the performance of BioScrip’s business operations and facilitates comparisons to the Company’s historical operating results. For a full reconciliation of Adjusted EBITDA to the most comparable GAAP financial measure, please see the attachment to this earnings release.

Schedule 1

BIOSCRIP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except for share amounts)

	June 30, 2017	December 31, 2016

ASSETS
Current assets
Cash and cash equivalents	$40,533	$9,569
Restricted cash	5,055	-
Receivables, less allowance for doubtful accounts of $45,651 and $44,730
as of June 30, 2017 and December 31, 2016, respectively	103,089	111,811
Inventory	28,822	36,165
Prepaid expenses and other current assets	12,998	18,507
Total current assets	190,497	176,052
Property and equipment, net	30,063	32,535
Goodwill	365,947	365,947
Intangible assets, net	24,672	31,043
Other non-current assets	2,204	2,163
Total assets	$613,383	$607,740
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Current portion of long-term debt	$1,731	$18,521
Accounts payable	46,381	59,134
Amounts due to plan sponsors	4,825	3,799
Accrued interest	6,736	6,705
Accrued expenses and other current liabilities	43,209	42,191
Total current liabilities	102,882	130,350
Long-term debt, net of current portion	475,674	433,413
Deferred taxes	3,504	2,281
Other non-current liabilities	17,942	1,257
Total liabilities	600,002	567,301

Series A convertible preferred stock, $.0001 par value; 825,000 shares authorized;
21,645 shares issued and outstanding as of June 30, 2017 and December 31, 2016;
and $2,754 and $2,603 liquidation preference as of June 30, 2017 and
December 31, 2016, respectively	2,639	2,462
Series C convertible preferred stock, $.0001 par value; 625,000 shares authorized;
614,177 shares issued and outstanding as of June 30, 2017 and December 31, 2016;
and $79,858 and $75,491 liquidation preference as of June 30, 2017 and
December 31, 2016, respectively	74,229	69,540
Stockholders' (deficit) equity
Preferred stock, $.0001 par value; 5,000,000 shares authorized; no shares issued and
outstanding as of June 30, 2017 and December 31, 2016, respectively	-	-
Common stock, $.0001 par value; 250,000,000 shares authorized; 127,441,893 and
117,682,543 shares issued and outstanding as of June 30, 2017 and
December 31, 2016, respectively	13	12
Additional paid-in capital	628,545	611,844
Accumulated deficit	(692,045)	(643,419)
Total stockholders' deficit	(63,487)	(31,563)
Total liabilities and stockholders' deficit	$613,383	$607,740

Schedule 2

BIOSCRIP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ending June 30,
	2017	2016	2017	2016

Net revenue	$218,106	$232,462	$435,916	$470,924
Cost of revenue (excluding depreciation expense)	149,796	168,298	302,022	342,528
Gross profit	68,310	64,164	133,894	128,396
% of revenues	31.3%	27.6%	30.7%	27.3%

Other operating expenses	42,486	40,619	86,844	80,277
Bad debt expense	6,223	4,279	13,387	11,871
General and administrative expenses	10,025	9,414	19,504	20,465
Restructuring, acquisition, integration, and other expenses, net	3,911	4,291	7,134	6,958
Depreciation and amortization expense	6,789	4,252	13,777	8,790
Interest expense	12,715	9,469	25,459	18,881
Loss on extinguishment of debt	13,453	-	13,453	-
Loss (gain) on dispositions	685	-	685	(939)
Loss from continuing operations, before income taxes	(27,977)	(8,160)	(46,349)	(17,907)
Income tax expense	718	149	1,337	172
Loss from continuing operations, net of income taxes	(28,695)	(8,309)	(47,686)	(18,079)
(Loss) income from discontinued operations, net of income taxes	(503)	75	(940)	308
Net loss	$(29,198)	$(8,234)	$(48,626)	$(17,771)
Accrued dividends on preferred stock	(2,303)	(2,056)	(4,517)	(4,054)
Deemed dividend on preferred stock	(175)	(173)	(349)	(345)
Loss attributable to common stockholders	$(31,676)	$(10,463)	$(53,492)	$(22,170)

Denominator - Basic and Diluted:
Weighted average number of common shares outstanding	121,189	73,186	119,993	70,978

Loss from continuing operations, basic and diluted	$(0.26)	$(0.14)	$(0.44)	$(0.32)
Income from discontinued operations, basic and diluted	-	-	(0.01)	-
Loss per common share, basic and diluted	$(0.26)	$(0.14)	$(0.45)	$(0.32)

Schedule 3

BIOSCRIP, INC. AND SUBSIDIARIES

 QUARTERLY RECONCILIATION BETWEEN GAAP AND NON-GAAP MEASURES

(in thousands)

	Three Months Ended		Six Months Ended
	6/30/2017	6/30/2016	6/30/2017	6/30/2016
Adjusted EBITDA by Segment:
Infusion Services Adjusted EBITDA	$19,601	$19,266	$33,663	$36,248
Adjusted EBITDA margin %	9.0%	8.3%	7.7%	7.7%
Corporate Overhead Adjusted EBITDA	(9,592)	(8,895)	(18,477)	(18,472)
Adjusted EBITDA margin %	(4.4%)	(3.8%)	(4.2%)	(3.9%)

Consolidated Adjusted EBITDA	10,009	10,371	15,186	17,776
Adjusted EBITDA margin %	4.6%	4.5%	3.5%	3.8%

Interest expense	(12,715)	(9,469)	(25,459)	(18,881)
(Loss) gain on dispositions	(685)	-	(685)	939
Loss on extinguishment of debt	(13,453)	-	(13,453)	-
Income tax expense	(718)	(149)	(1,337)	(172)
Depreciation and amortization expense	(6,789)	(4,252)	(13,777)	(8,790)
Stock-based compensation expense	(433)	(519)	(1,027)	(1,993)
Restructuring, acquisition, integration, and other expenses, net (1)	(3,911)	(4,291)	(7,134)	(6,958)
Loss from continuing operations, net of income taxes	$(28,695)	$(8,309)	$(47,686)	$(18,079)

General and Administrative Expenses on Face of Income Statement:
Corporate overhead adjusted EBITDA	$(9,592)	$(8,895)	$(18,477)	$(18,472)
Stock-based compensation (expense)	(433)	(519)	(1,027)	(1,993)
General and administrative expenses	$(10,025)	$(9,414)	$(19,504)	$(20,465)

(1) Restructuring, acquisition, integration and other expenses, net include costs associated with restructuring, acquisition, and integration initiatives such as employee severance costs, certain legal and professional fees, redundant wage costs, impacts recorded from the change in contingent consideration obligations, and other costs related to contract terminations and closed locations.

                      Schedule 4

BIOSCRIP, INC AND SUBSIDIARIES

CONSOLIDATED CONDENSED CASH FLOWS

(in thousands)

	Three Months Ended		Six Months Ended	Three Months Ended		Six Months Ended
	3/31/2017	6/30/2017	6/30/2017	3/31/2016	6/30/2016	6/30/2016
Cash flows from operating activities:
Net loss from continuing operations	$(18,991)	$(28,695)	$(47,686)	$(9,770)	$(8,309)	$(18,079)
Receivables, net of bad debt expense	2,333	6,388	8,721	(4,417)	3,136	(1,281)
Inventory	5,616	1,727	7,343	13,867	(3,330)	10,537
Prepaid expenses and other assets	3,601	1,868	5,469	7,897	(7,575)	322
Accounts payable	(11,688)	(1,065)	(12,753)	(11,995)	(4,195)	(16,190)
Accrued interest	(1,157)	1,188	31	(4,630)	4,438	(192)
Accrued expenses and other liabilities	244	1,497	1,741	(2,227)	(851)	(3,078)
Non-Cash Adjustments:
Depreciation and amortization	6,988	6,789	13,777	4,538	4,252	8,790
Loss on extinguishment of debt	-	13,453	13,453	-	-	-
Deferred taxes	619	604	1,223	174	178	352
Other Non-Cash	1,839	2,748	4,587	1,589	1,554	3,143
Operating Cash Flow (Use)	(10,596)	6,502	(4,094)	(4,974)	(10,702)	(15,676)
Discontinued operations	(437)	(503)	(940)	(5,989)	76	(5,913)
Capital expenditures	(1,684)	(2,608)	(4,292)	(2,429)	(3,037)	(5,466)
Investment in restricted cash	(5,132)	77	(5,055)	-	27	27
Proceeds from dispositions	-	-	-	1,105	-	1,105
Proceeds from equity offering, net	-	-	-	-	83,267	83,267
Proceeds from priming credit agreement, net of expenses	23,060	-	23,060	-	-	-
Fees attributable to extinguishment of debt	-	(311)	(311)	-	-	-
Net proceeds from equity issuance, net of issuance costs	5,052	15,724	20,776	-	-	-
Proceeds from borrowing on long-term debt	563	293,883	294,446	-	-	-
Principal payments of long-term debt	(3,137)	(233,633)	(236,770)	(3,137)	(3,137)	(6,274)
Revolver borrowings (repayments)	(1,000)	(54,300)	(55,300)	8,000	(23,000)	(15,000)
Other	(289)	(267)	(556)	(104)	(118)	(222)
Total All Cash Flow	$6,400	$24,564	$30,964	$(7,528)	$43,376	$35,848

 Schedule 5

BIOSCRIP, INC AND SUBSIDIARIES

 FULL YEAR 2017 GUIDANCE

(dollars in millions, except EPS)

	Low End	High End
	of Range	of Range

Revenues	$815.0	$835.0

Adjusted EBITDA	45.0	55.0
adjusted ebitda margin	4.9%	5.8%

Stock Compensation	3.0	2.5
Depreciation & Amortization	27.0	25.0
Interest Expense, net	52.0	49.0
Restructuring Costs	12.0	11.0
Loss on Extinguishment of Debt	13.5	13.5
Income Tax Expense	3.0	2.0
Preferred Stock Dividends	9.4	9.4
Net Loss - Continuing Ops	$(74.9)	$(57.4)

Diluted Loss Per Common Share	$(0.60)	$(0.46)

weighted-average diluted shares	124,000	124,000

Schedule 6

BIOSCRIP, INC. AND SUBSIDIARIES

QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	3/31/2017	6/30/2017	6/30/2017

Net revenue	$217,810	$218,106	$435,916
Cost of revenue (excluding depreciation expense)	152,226	149,796	302,022
Gross profit	65,584	68,310	133,894
% of revenues	30.1%	31.3%	30.7%

Other operating expenses	44,358	42,486	86,844
Bad debt expense	7,164	6,223	13,387
General and administrative expenses	9,479	10,025	19,504
Restructuring, acquisition, integration, and other expenses, net	3,223	3,911	7,134
Depreciation and amortization expense	6,988	6,789	13,777
Interest expense, net	12,744	12,715	25,459
Loss on extinguishment of debt	-	13,453	13,453
Loss on dispositions	-	685	685
Loss from continuing operations, before income taxes	(18,372)	(27,977)	(46,349)
Income tax expense	619	718	1,337
Loss from continuing operations, net of income taxes	(18,991)	(28,695)	(47,686)
Loss from discontinued operations, net of income taxes	(437)	(503)	(940)
Net loss	$(19,428)	$(29,198)	$(48,626)
Accrued dividends on preferred stock	(2,214)	(2,303)	(4,517)
Deemed dividends on preferred stock	(174)	(175)	(349)
Loss attributable to common stockholders	$(21,816)	$(31,676)	$(53,492)

Loss per common share:
Denominator - Basic and Diluted:
Weighted average number of common shares outstanding	118,783	121,189	119,993

Loss from continuing operations, basic and diluted	$(0.18)	$(0.26)	$(0.44)
Income from discontinued operations, basic and diluted	-	-	(0.01)
Net loss per common share, basic and diluted	$(0.18)	$(0.26)	$(0.45)

Schedule 7

BIOSCRIP, INC. AND SUBSIDIARIES

QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three Months Ended				Twelve Months Ended
	3/31/2016	6/30/2016	9/30/2016	12/31/2016	12/31/2016

Net revenue	$238,462	$232,462	$224,542	$240,123	$935,589
Cost of revenue (excluding depreciation expense)	174,230	168,298	161,957	165,473	669,958
Gross profit	64,232	64,164	62,585	74,650	265,631
% of revenues	26.9%	27.6%	27.9%	31.1%	28.4%

Other operating expenses	39,658	40,619	42,729	47,712	170,718
Bad debt expense	7,592	4,279	7,727	7,201	26,799
General and administrative expenses	11,051	9,414	9,948	8,812	39,225
Change in fair value of equity linked liabilities	-	-	-	(10,450)	(10,450)
Restructuring, acquisition, integration, and other expenses, net	2,667	4,291	2,368	6,533	15,859
Depreciation and amortization expense	4,538	4,252	4,166	8,595	21,551
Interest expense, net	9,412	9,469	9,331	10,023	38,235
(Gain) on dispositions	(939)	-	(3,015)	-	(3,954)
Loss from continuing operations, before income taxes	(9,747)	(8,160)	(10,669)	(3,776)	(32,352)
Income tax expense	23	149	421	1,422	2,015
Loss from continuing operations, net of income taxes	(9,770)	(8,309)	(11,090)	(5,198)	(34,367)
Income (loss) from discontinued operations, net of income taxes	233	75	(174)	(7,273)	(7,139)
Net loss	$(9,537)	$(8,234)	$(11,264)	$(12,471)	$(41,506)
Accrued dividends on preferred stock	(1,998)	(2,056)	(2,138)	(2,200)	(8,392)
Deemed dividends on preferred stock	(172)	(173)	(173)	(174)	(692)
Loss attributable to common stockholders	$(11,707)	$(10,463)	$(13,575)	$(14,845)	$(50,590)

Loss per common share:
Denominator - Basic and Diluted:
Weighted average number of common shares outstanding	68,771	73,186	114,826	117,683	93,740

Loss from continuing operations, basic and diluted	$(0.17)	$(0.14)	$(0.12)	$(0.06)	$(0.46)
Income from discontinued operations, basic and diluted	-	-	-	(0.06)	(0.08)
Net loss per common share, basic and diluted	$(0.17)	$(0.14)	$(0.12)	$(0.12)	$(0.54)